UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 9, 2026

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 9, 2026, Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) entered into the Fifteenth Amendment to the Sixth Amended and Restated Credit Agreement, dated as of June 9, 2026, among the Company, Fifth Third Bank, N.A., successor by merger to Comerica Bank and the other banks signatory thereto (collectively, the “Banks”) and Fifth Third Bank, N.A., successor by merger to Comerica Bank, as administrative agent for the Banks. The amendment extends the date on which the revolving secured line of credit facility will cease to revolve from June 22, 2028 to June 22, 2029. The interest rate on borrowings under the facility was decreased from the Secured Overnight Financing Rate (“SOFR”) plus 197.5 basis points to SOFR plus 175.0 basis points. There were no other material changes to the terms of the facility.

As of June 9, 2026, we had $270.5 million outstanding under the facility. The terms and conditions of this transaction are set forth in the agreement attached hereto as Exhibit 4.147 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On June 9, 2026, we issued a press release regarding this transaction. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.147
Fifteenth Amendment to the Sixth Amended and Restated Credit Agreement dated as of June 9, 2026 among the Company, Fifth Third Bank, N.A., successor by merger to Comerica Bank and the other banks signatory thereto, and Fifth Third Bank, N.A., successor by merger to Comerica Bank, as administrative agent for the banks.

99.1	Press release dated June 9, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: June 15, 2026	By:	/s/ Jay D. Martin
Jay D. Martin
Chief Financial Officer